Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We grant stock options to our employees and directors on an annual basis. We may also grant options to individuals upon hire or promotion, for retention purposes, or for key contributions to the Company. We currently do not grant appreciation rights or similar option-like instruments. During the last fiscal year, neither the Board nor the Compensation Committee took material nonpublic information into account when determining the timing or terms of options, nor did the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	During the last fiscal year, neither the Board nor the Compensation Committee took material nonpublic information into account when determining the timing or terms of options,
MNPI Disclosure Timed for Compensation Value	false